ORGANIZATION AND DESCRIPTION OF BUSINESS (Detail Narrative) - USD ($) $ in Thousands	1 Months Ended	12 Months Ended
	May 31, 2022	Dec. 31, 2023	Dec. 31, 2022
ORGANIZATION AND DESCRIPTION OF BUSINESS
Net loss		$ (9,289)	$ (10,083)
Sale of common stock	$ 20,000	20,000
Net Proceeds From Issuance of Initial Public Offering		18,262
Sale of stock		75,000
Aggregate value		$ 75,000
Issued shares of Common Stock, share		333,271
Issued shares of Common Stock, Value		$ 567